SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - August 16, 2001
                                                          ---------------



                        MULTILINK TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)




       California                        000-31851               95-4522566
       ----------                        ---------               ----------
(State or Other Jurisdiction           (Commission            (I.R.S. Employer
of Incorporation or Organization)      File Number)          Identification No.)



300 Atrium Drive, 2nd Floor, Somerset, New Jersey                      08873
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(Address of Principal Executive Offices)                             (Zip Code)



       Registrant's telephone number, including area code: (732) 537-3700
                                                           --------------



                                 Not Applicable
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          (Former Name or Former Address, if Changed since Last Report)



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Item 5.    Other Events.

On August 16, 2001, the Registrant issued a press release announcing that its executive officers have adopted trading plans under Securities and Exchange Commission Rule 10b5-1. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 7.    Exhibits.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99.1

                  Press Release dated August 16, 2001.









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                         MULTILINK TECHNOLOGY CORPORATION


Date:  August 16, 2001                   By:  /s/  Richard N. Nottenburg
                                           -------------------------------------
                                           Name:  Richard N. Nottenburg
                                           Title: President and Chief Executive
                                                  Officer



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                                  EXHIBIT INDEX



    Exhibit Number                          Description
    --------------                          -------------

        99.1             Press Release dated August 16, 2001, of the Registrant.




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